THIRD AMENDMENT TO
AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of July 1, 2014, by and among THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders and DIVERSICARE AFTON OAKS, LLC, DIVERSICARE BRIARCLIFF, LLC, DIVERSICARE CHISOLM, LLC, DIVERSICARE HARTFORD, LLC, DIVERSICARE OF CHANUTE, LLC, DIVERSICARE OF COUNCIL GROVE, LLC, DIVERSICARE OF HAYSVILLE, LLC, DIVERSICARE OF SEDGWICK, LLC, DIVERSICARE OF LARNED, LLC, DIVERSICARE WINDSOR HOUSE, LLC, DIVERSICARE HILLCREST, LLC, DIVERSICARE LAMPASAS, LLC, DIVERSICARE HOLDING COMPANY, LLC, DIVERSICARE KANSAS, LLC, and DIVERSICARE YORKTOWN, LLC, each a Delaware limited liability company (individually and collectively, (“Borrower”).
WHEREAS, Borrower, Administrative Agent, and the financial institutions thereto (the “Lenders”) are parties to that certain Amended and Restated Term Loan and Security Agreement dated as of April 30, 2013, as amended by that certain First Amendment to Amended and Restated Term Loan and Security Agreement dated as of November 1, 2013 and that certain Second Amendment to Amended and Restated Term Loan and Security Agreement dated as of March 31, 2014 (as the same may be further amended or modified from time to time, the “Loan Agreement”); and
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.
2.    Amendments. Subject to the terms and conditions contained herein, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)    The definition of “Affiliated Revolving Borrowers” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Affiliated Revolving Borrowers” means each of the entities identified on Schedule 1 attached hereto.
3.    Continuing Effect; No Waiver. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Financing Agreement, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Financing Agreements shall remain unchanged and shall continue in full force and effect, in each case as modified hereby. Administrative Agent’s and Lender’s failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of the Loan Agreement, this Amendment or the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent or any Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent and a Lender of a breach of this Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent and Lenders unless such suspension or waiver is (i) in writing and signed by Administrative Agent and Lenders and (ii) delivered to Borrower. In no event shall Administrative Agent’s and Lenders’ execution and delivery of this Amendment establish a course of dealing among Administrative Agent, Lenders, Borrower or any other obligor, or in any other way obligate Administrative Agent and Lenders to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent to an amendment or a modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein); or (ii) to prejudice any right or remedy which Administrative Agent and Lenders may now have under or in connection with the Loan Agreement or any of the Financing Agreements. In the event any ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
4.    Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Financing Agreements represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Financing Agreement. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Liabilities. The Liens and rights securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
5.    Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(b)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound;
(c)    Each of the representations and warranties of each Borrower contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); and
(d)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
6.    Conditions to Effectiveness of Consent. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    Each party hereto shall have executed and delivered this Amendment to Administrative Agent;

(b)    Borrower shall have delivered (or caused its Affiliates to deliver) to Administrative Agent the fully executed First Amendment and Consent to Amended and Restated Revolving Loan and Security Agreement contemplated to be delivered in connection with this Amendment; and
(c)    Borrower shall have delivered to Administrative Agent resolutions of the Borrower’s governing body authorizing the execution and delivery of this Amendment.
7.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law, and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent and Lenders and each of Administrative Agent’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing

Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Released Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)    Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment.
8.    Miscellaneous.
(a)    Costs and Expenses. Borrower, jointly and severally, agrees to pay on demand all costs and expenses of Administrative Agent (including, without limitation, the reasonable fees and expenses of outside counsel for Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
(b)    Financing Agreement. This Amendment shall constitute a Financing Agreement.
(c)    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.

(d)    Severability; Etc. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
9.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment and the other documents entered into in connection herewith.
10.    Governing Law. This Amendment shall be a contract made under and governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois without regard to conflicts of law principles.
11.    Counterparts; Fax Signatures. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Consent. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally valid, effective and enforceable as a signed original for all purposes.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to Amended and Restated Term Loan and Security Agreement as of the day and year first above written.

BORROWER:
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer
DIVERSICARE OF CHANUTE, LLC
DIVERSICARE OF COUNCIL GROVE, LLC
DIVERSICARE OF HAYSVILLE, LLC
DIVERSICARE OF SEDGWICK, LLC
DIVERSICARE OF LARNED, LLC
BY:	Diversicare Kansas, LLC, its sole member
	By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE HILLCREST, LLC
DIVERSICARE LAMPASAS, LLC
DIVERSICARE YORKTOWN, LLC

Signature Page to Third Amendment to
Amended and Restated Term Loan and Security Agreement

BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its: Executive Vice President & Chief Financial Officer

DIVERSICARE HOLDING COMPANY, LLC

By:/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its:     Executive Vice President &
Chief Financial Officer

DIVERSICARE KANSAS, LLC

By:/s/James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its:     Executive Vice President &
     Chief Financial Officer

Signature Page to Third Amendment to
Amended and Restated Term Loan and Security Agreement

ADMINISTRATIVE AGENT:

THE PRIVATEBANK AND TRUST COMPANY, in its capacity as administrative agent

By:/s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

Signature Page to Third Amendment to
Amended and Restated Term Loan and Security Agreement

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By:/s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

Signature Page to Third Amendment to
Amended and Restated Term Loan and Security Agreement

LENDER:

BANKERS TRUST COMPANY

By:/s/Jon M. Doll
Name: Jon M. Doll
Its: Vice President

Signature Page to Third Amendment to
Amended and Restated Term Loan and Security Agreement

LENDER:

BOKF, NA D/B/A BANK OF OKLAHOMA

By:/s/Ryan Kirk
Name: Ryan Kirk
Its: Vice President

Signature Page to Third Amendment to
Amended and Restated Term Loan and Security Agreement

LENDER:

CIT FINANCE LLC

By:/s/Barbara Perich
Name: Barbara Perich
Its: Director

SCHEDULE 1
(AFFILIATED REVOLVING BORROWERS)

Name	State of Incorporation or Formation	Principal Place of Business and Chief Executive Office
Advocat Ancillary Services, Inc.	Tennessee corporation	1621 Galleria Blvd., Brentwood, TN 37027
Advocat Finance, Inc.	Delaware corporation	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Management Services Co.	Tennessee corporation	1621 Galleria Blvd., Brentwood, TN 37027
Advocat Distribution Services, Inc.	Tennessee corporation	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Assisted Living Services, Inc.	Tennessee corporation	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Assisted Living Services NC, LLC	Tennessee limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Leasing Corp.	Tennessee corporation	1621 Galleria Blvd., Brentwood, TN 37027
Sterling Health Care Management, Inc.	Kentucky corporation	1621 Galleria Blvd., Brentwood, TN 37027
Senior Care Cedar Hills, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Senior Care Golfcrest, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Senior Care Golfview, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Senior Care Florida Leasing, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Senior Care Southern Pines, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Afton Oaks, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Assisted Living Services NC I, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Assisted Living Services NC II, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Briarcliff, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Chisolm, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Hartford, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Hillcrest, LLC,	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Lampasas, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Pinedale, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Windsor House, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Yorktown, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Ballinger, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Doctors, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Estates, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Humble, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Katy, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Normandy Terrace, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Texas I, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Treemont, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Rose Terrace, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Paris, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Therapy Services, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Chanute, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Council Grove, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Haysville, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Sedgwick, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Larned, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Highlands, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Holding Company, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Kansas, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare Leasing Company II, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Seneca Place, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Bradford Place, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Providence, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Siena Woods, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of St. Theresa, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Big Springs, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Nicholasville, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Avon, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Mansfield, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Riverside, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of Chateau, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
Diversicare of St. Joseph, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027

CONSENT AND REAFFIRMATION
The undersigned (“Guarantor”) hereby (i) confirms and agrees with The PrivateBank and Trust Company, an Illinois banking corporation in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Amended and Restated Guaranty dated as of April 30, 2013 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Amended and Restated Term Loan and Security Agreement dated as of April 30, 2013, as amended by that certain First Amendment to Amended and Restated Term Loan and Security Agreement dated as of November 1, 2013, and that certain Second Amendment to Amended and Restated Term Loan and Security Agreement dated as of March 31, 2014, and as further amended by the foregoing Third Amendment to Amended and Restated Term Loan and Security Agreement (“Amendment”), and each reference to the term “Borrower” in the Guaranty shall also include New Borrower and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles.

Dated: July 1, 2014
DIVERSICARE HEALTHCARE SERVICES, INC. (F/K/A ADVOCAT INC.)

By:/s/Kelly J. Gill
Name:    Kelly J. Gill
Its:    President and Chief Executive Officer

Signature Page to Third Amendment to
Amended and Restated Term Loan and Security Agreement